Statements of Net Assets Available for Benefits - EBP 003 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investment in Plan Trust:
Investment at fair value	$ 1,444,733	$ 1,298,961
Investment at contract value	124,166	132,294
Total investment held by the Plan Trust	1,568,899	1,431,255
Notes receivable from participants	20,426	19,924
Contributions receivable	24,756	22,946
NET ASSETS AVAILABLE FOR BENEFITS	$ 1,614,081	$ 1,474,125